Exhibit 10.44

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

MASSIVE INTERACTIVE, INC.

 ________ __, 2015

This Certifies That, for value received, ____________ or its assigns (the “Holder”), is entitled to subscribe for and purchase from MASSIVE INTERACTIVE, INC., a Nevada corporation (the “Company”), such number of Exercise Shares as provided herein at the Exercise Price as provided herein. This Warrant is being issued pursuant to the terms of that certain Note and Warrant Subscription Agreement, of even date herewith, by and among the Company and Holder (the “Agreement”).

1.           Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement, as applicable. As used herein, the following terms shall have the following respective meanings:

1.1           “Common  Stock” shall mean the common stock of the Company.

1.2            “Exercise Period” shall mean the period commencing on the Issuance Date and ending ten (10) years after the date of issuance of this Warrant.

1.3            “Exercise Price” of this Warrant shall be $0.08 (US).

1.4            “Exercise Shares” shall mean ___________ shares of Company Common Stock.

1.5            “Issuance Date” shall mean the date first written above.

1.6           “Note” shall mean that certain Secured Convertible Promissory Note issued by the Company to Holder of even date pursuant to the Agreement.

1.7           “Qualified Financing” shall mean the next issuance and sale of capital stock of the Company, in a single transaction or series of related transactions, to investors resulting in gross proceeds to the Company of at least $2,000,000.00 (excluding indebtedness converted in such financing).

1.8           “Sale of the Company” ” shall mean: (A) any sale of all or substantially all of the assets of the Company; (B) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the holders of equity securities of the Company immediately prior to such consolidation, merger or reorganization, continue to hold a majority of the equity securities of the surviving entity in substantially the same proportions (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; or (C) any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s equity securities are transferred (other than a Qualified Financing or conversion of convertible promissory notes outstanding on the date of the Purchase Agreement).

2.           Exercise of Warrant.

2.1           Vesting and Exercise.  One-half of this Warrant shall vest and become exercisable on the date that is six (6) months after the Issuance Date if Holder has not made demand of the Company for payment under the Note.  The remaining half of this shall vest and become exercisable on the date that is twelve (12) months after the Issuance Date if Holder has not made demand of the Company for payment under the Note. Notwithstanding the foregoing, this warrant shall become fully vested and fully exercisable upon a Sale of the Company.  If demand is made on the Note, all unvested portions of this Warrant shall immediately terminate and be of no further force and effect.  The vested rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a)           An executed Notice of Exercise in the form attached hereto;

(b)           Payment of the Exercise Price by wire transfer of immediately available funds, subject to Paragraph 2.2 below; and

(c)           This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or Holder’s designee(s), shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.2           Net (Cashless) Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one Exercise Share is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

X =	Y (A-B)
A

Where	X =	the number of Exercise Shares to be issued to the Holder

Y =	the number of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant being canceled (at the date of such calculation)

A =	the fair market value of one Exercise Share (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one Exercise Share shall be (a) the closing price of the Company’s Common Stock on a national securities exchange or the over-the-counter market on the trading day immediately prior to the date of exercise or (b) if no such market price exists, determined by the Company’s Board of Directors in good faith; provided, however, that in the event that this Warrant is exercised pursuant to this Section 2.2 in connection with a public offering of Common Stock, the fair market value per share shall be the per share offering price to the public in such public offering.

2.3           Securities for Which Warrant is Exercisable. This Warrant shall be exercisable, in whole or in part, and from time to time, for Common Stock of the Company.

3.           Covenants of the Company.

3.1           Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.  If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, then, in addition to such other remedies as may be available to Holder, including, without limitation, pursuant to the Note, the Company will take such corporate action as shall be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

3.2           Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the applicable date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

3.3           No Impairment.  The Holder’s rights, preferences and privileges granted under and/or in connection with this Warrant may not be amended, modified or waived without the Holder’s prior written consent.

4.           Representations of Holder.

4.1           Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares, or any part thereof, except in compliance with applicable federal and state securities laws. The Holder also represents and warrants that the all legal and beneficial interests in the Warrant and the Exercise Shares which the Holder is acquiring are being acquired for, and will be held for, its account only.

4.2           Securities Are Not Registered.

(a)           The Holder understands that the Warrant and the Exercise Shares have not been registered under the Act on the basis that no distribution or public offering of the stock of the Company is to be effected by the Holder. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder represents and warrants that it has no such present intention.

(b)           The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

(c)           The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

4.3           Disposition of Warrant and Exercise Shares.

The Holder understands and agrees that any Exercise Shares issued pursuant to exercise of this Warrant will not be registered at the time of issuance, and all certificates evidencing the Shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

4.4           Accredited Investor Status. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Act.

5.           Adjustment of Exercise Price and Exercise Shares. In the event of changes in the Common  Stock by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the aggregate number of Exercise Shares then available under the Warrant and the Exercise Price thereof shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the same shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.  In case of any merger, consolidation or reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) on or after the date hereof, then the Holder, upon the exercise hereof at any time after the consummation of such change, merger, consolidation or reorganization, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, and the Exercise Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section.

6.           Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) to be issued upon exercise of this Warrant shall be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of one Exercise Share by such fraction.

7.           Transfer of Warrant.  Subject to applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at any time or times by the Holder, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder and permitted under applicable securities laws. The transferee shall sign a customary investment letter in form and substance reasonably satisfactory to the Company.

8.           Lost, Stolen, Mutilated or Destroyed Warrant.  If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnification by the Holder or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a replacement Warrant of the same denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.  Upon the issuance of any such replacement Warrant, the original Warrant shall become null and void without the necessity of any further action on the part of the Company.

9.             Amendment.  Any term of this Warrant may be amended or waived only with the advance written consent of the Company and the Holder.

10.           Notices, etc.  All notices required or permitted hereunder shall be in writing and shall be effective upon delivery to the recipient.  All communications shall be sent to the Company and to the Holder at the addresses set forth in the Agreement or at such other address as the Company or Holder may designate by written notice to the other parties hereto.

11.           Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of New York without giving effect to conflicts of laws principles.

[Signature Page Follows]

In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

MASSIVE INTERACTIVE, INC.

By:

Name: Ron Downey

Title: CEO

Address:

ACKNOWLEDGED AND AGREED:

Holder

By:

Name:

Title:

NOTICE OF EXERCISE

TO:   MASSIVE INTERACTIVE, INC.

(1)          ☐ The undersigned hereby elects to purchase ________ shares of Common Stock (the “Exercise Shares”) of MASSIVE INTERACTIVE, INC. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐ The undersigned hereby elects to purchase ________ shares of Common Stock (the “Exercise Shares”) of MASSIVE INTERACTIVE, INC. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.2 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2)           Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)           The undersigned represents that (i) the aforesaid Exercise Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in accordance with applicable federal and state securities laws; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that Exercise Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Exercise Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Exercise Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition or unless such transaction is in compliance with applicable federal and state securities laws.

(Date)	(Signature)

(Print name)

(Title)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated:	__________, 20__

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.